Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Orthofix International N.V. ("Orthofix") on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Charles W. Federico, Chief Executive Officer, President and Director of Orthofix, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Orthofix.


Dated:  March 14, 2006                              /s/ Charles W. Federico
                                             -----------------------------------
                                             Name:  Charles W. Federico
                                             Title: Chief Executive Officer,
                                                    President and Director


     A signed original of this written statement required by Section 906 has been provided to Orthofix and will be retained by Orthofix and furnished to the Securities and Exchange Commission or its staff upon request.

     The foregoing certification is being furnished as an exhibit to the Form 10-K pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-K for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.